Transactions with Related Parties	12 Months Ended
Dec. 31, 2015
Centennial Resource Production, LLC (Centennial OpCo) and Celero Energy Company, L.P.
Transactions with Related Parties

Note 12—Transactions with Related Parties

In December 2014, the Predecessor sold its interest in approximately 1,845 net acres in Ward County, Texas, including 18 vertical wells, to an NGP‑controlled entity for proceeds of $12.5 million. For additional discussion, please refer to Note 4—Acquisitions and Divestitures.

In October 2014, Celero, an NGP‑controlled entity, conveyed substantially all of its oil and gas properties and other assets to Centennial OpCo in exchange for membership interests in Centennial OpCo. As a result of the transaction, Centennial HoldCo owned approximately 72% of Centennial OpCo, and Celero owned the remaining 28%. For additional discussion, please refer to Note 2—Basis of Presentation.

Effective October 14, 2014, the Predecessor entered into a Management Services Agreement with Centennial Management, a wholly‑owned subsidiary of Centennial HoldCo. Employees of Centennial Management provide substantially all of their services to the Predecessor.

In October 2014, the gas gathering agreement with PennTex Permian was amended to construct an expansion of the gathering system and a receipt point. The Predecessor will reimburse PennTex Permian for the total cost of the expansion project. The Predecessor shall pay a minimum fee of $7,000 per day until PennTex Permian recoups the capital outlay for the expansion project. At December 31, 2015, a short‑term liability of $2.1 million was included in Other current liabilities on the consolidated and combined balance sheets. As of December 31, 2015, the Predecessor has made payments of $1.7 million, including interest.

In February 2014, the Predecessor entered into a gas gathering agreement with Atlantic Midstream. At the time this agreement was entered into, the Predecessor had a 98.5% interest in Atlantic Midstream. In February 2014, subsequent to entry into this gas gathering agreement, the Predecessor sold its 98.5% interest in Atlantic Midstream to PennTex Permian, LLC, an NGP‑controlled entity for net proceeds of $71.8 million. PennTex paid the Predecessor $1.2 million and $2.2 million for purchases of residue gas and NGLs (net of gathering, processing and other fees) for the years ended December 31, 2015 and 2014.

From time to time, the Predecessor obtains services related to its drilling and completion activities from affiliates of NGP. In particular, since 2014, the Predecessor has paid the following amounts to the following affiliates of NGP for such services: (i) approximately $1.2 million during the year ended December 31, 2015 to RockPile Energy Services, LLC; and (ii) approximately $1.7 million during the year ended December 31, 2014 to MS Energy Services.